UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

JDA Software Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14400 North 87th Street

Scottsdale, Arizona 85260-3649

(Address of principal executive offices including zip code)

(480) 308-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2012, JDA Software Group, Inc. (“we,” “JDA” or the “Company”) announced financial results for the third quarter of 2012 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1 and the presentation slides are attached hereto as Exhibit No. 99.2. The press release and presentation slides contain forward-looking statements regarding JDA and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

JDA provides a non-GAAP measure of adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and earnings per share in the attached press release. The presentation is intended to be a supplemental measure of performance and typically excludes non-cash charges such as amortization of intangibles, restructuring charges, stock-based compensation and certain charges that impact the comparability of one quarter to another such as costs related to the investigations by the U.S. Securities and Exchange Commission and our Audit Committee into our historic revenue recognition practices and the resulting restatement of our historic financial statements. The presentation is not intended to replace or to be displayed more prominently than our GAAP measurements. In addition, an explanation of the ways in which JDA management uses these non-GAAP measures to evaluate its business, the substance behind JDA management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which JDA management compensates for those limitations, and the substantive reasons why JDA management believes that these non-GAAP measures provide useful information to investors is included in the attached press release.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 1, 2012.

99.2	Presentation Slides dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA SOFTWARE GROUP, INC.

Date: November 1, 2012	By:	/s/ Peter S. Hathaway
Peter S. Hathaway Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated November 1, 2012.

99.2	Presentation Slides dated November 1, 2012.